Property and Equipment (Tables)	12 Months Ended
Mar. 31, 2013
Property and Equipment

Property and equipment at March 31, 2012 and 2013 consisted of the following:

	Millions of Yen
	2012	2013
Property and equipment, at cost:
Land	¥14,532	¥14,542
Buildings and structures	75,301	77,796
Tools, furniture and fixtures	25,050	26,672
Construction in progress	182	2,050

Total	115,065	121,060
Less-Accumulated depreciation and amortization	(52,814)	(58,409)

Net property and equipment	¥62,251	¥62,651